Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
In February 2021, the Company entered into agreements to sell two Aframax tankers for an aggregate price of $32.0 million. The vessels and related bunkers and lube oil inventory were classified as held for sale on the Company's consolidated balance sheet as at December 31, 2020 (note 19), and the vessels were written down to their agreed sales price less selling costs. Both vessels were delivered in March 2021.
In March 2021, the Company declared purchase options to acquire six Aframax tankers for a total cost of $128.8 million, as part of the repurchase options under the sale-leaseback arrangements described in note 10. The Company expects to complete the purchase and delivery of these vessels in September 2021.